                                                                    EXHIBIT 10.3

                                 FIRST AMENDMENT

                                       TO

                          AGREEMENT AND PLAN OF MERGER

                                  by and among

                          PHONETEL TECHNOLOGIES, INC.,

                           PHONETEL ACQUISITION CORP.

                                       and

                           COMMUNICATIONS CENTRAL INC.

                                   dated as of

                                  May 15, 1997

                 FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

                  FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (hereinafter referred to as this "First Amendment"), dated as of May 15, 1997, by and among PhoneTel Technologies, Inc., an Ohio corporation ("Parent"), PhoneTel Acquisition Corp., a Georgia corporation and a wholly owned subsidiary of Parent (the "Purchaser"), and Communications Central Inc., a Georgia corporation (the "Company").

                  WHEREAS, Parent, the Purchaser and the Company entered into an Agreement and Plan of Merger dated as of March 14, 1997 (the "Agreement"); and

                  WHEREAS, Parent, the Purchaser and the Company desire to amend the Agreement upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1 DEFINITIONS. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.

                                   ARTICLE II

                    AMENDMENTS TO ARTICLE I OF THE AGREEMENT

                  Section 2.1 AMENDMENT TO SECTION 1.1 OF THE AGREEMENT. The first clause (i) of subsection (a) of Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "(i) there being validly tendered and not withdrawn prior
            to the expiration of the Offer, that number of Shares which represents at least seventy-five percent (75%) of the Shares outstanding (but in no event less than 50.1% of the Shares outstanding on a fully diluted basis) (the "Minimum Condition"), "

                  Section 2.2 AMENDMENT TO SECTION 1.4 OF THE AGREEMENT. Section
1.4 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "Section 1.4 THE MERGER. Upon the terms and subject to the conditions of this Agreement, at the Effective Time, (i) the Purchaser shall be merged with and into the Company (the "Merger") and the separate corporate existence of the Purchaser shall cease, (ii) the Company shall be the successor or surviving corporation in the Merger (sometimes hereinafter referred to as the "Company Surviving Corporation" or the "Surviving Corporation") and shall continue to be governed by the laws of the State of Georgia, and (iii) the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger, except as set forth in this Section 1.4. Pursuant to the Merger, (x) the Articles of Incorporation shall be amended in its entirety to read as the Articles of Incorporation of the Purchaser, in effect immediately prior to the Effective Time, except that Article FIRST thereof shall read as follows: "FIRST: The name of the corporation is Communications Central Inc." and, as so amended, shall be the Articles of Incorporation of the Company Surviving Corporation until thereafter amended as provided by law and such Articles of Incorporation, except that if the Purchaser shall acquire less than seventy-five percent of the outstanding Shares pursuant to the Offer or otherwise, the Articles of Incorporation, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Company Surviving Corporation until thereafter amended as provided by law and such Articles of Incorporation, and (y) the ByLaws of the Purchaser (the "By-laws"), as in effect immediately prior to the Effective Time, shall be the By-laws of the Company Surviving

         Corporation until thereafter amended as provided by law, by the Articles of Incorporation of the Company Surviving Corporation or by such By-laws, except that if the Purchaser shall acquire less than seventy-five percent of the outstanding Shares pursuant to the Offer, the By-laws of the Company, as in effect immediately prior to the Effective Time, shall be the By-laws of the Company Surviving Corporation until thereafter amended as provided by law, by the Articles of Incorporation of the Company Surviving Corporation or by such By-laws. The Merger shall have the effects specified in the GBCC."

                  Section 2.3 AMENDMENT TO SECTION 1.9 OF THE AGREEMENT. Section
1.9 of the Agreement is hereby deleted in its entirety.

                  Section 2.4 AMENDMENT TO SECTION 1.10 OF THE AGREEMENT.
Section 1.10 of the Agreement is hereby amended by deleting the last two sentences thereof.

                                   ARTICLE III

                    AMENDMENT TO ARTICLE II OF THE AGREEMENT

                  Section 3.1 AMENDMENT TO SECTION 2.1 OF THE AGREEMENT. Subsection (a) of Section 2.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "(a) THE PURCHASER COMMON STOCK. Each issued and outstanding share of the Purchaser Common Stock shall be converted into and become one fully paid and nonassessable share of common stock of the Company Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Surviving Corporation."

                                   ARTICLE IV

                AMENDMENTS TO ARTICLES III AND V OF THE AGREEMENT

                  Section 4.1 AMENDMENT TO SECTION 3.20 OF THE AGREEMENT. The first sentence of Section 3.20 of the Agreement shall be amended to be restated as follows:

                  "The Average Net Revenue shall be (i) at least $90 per pay telephone (excluding prison phones) as of the date hereof and as of the Closing Date and (ii) at least $135 per prison phone in operation as of the date hereof and as of June 30, 1997."

                  Section 4.2 AMENDMENT TO SECTION 5.8(B) OF THE AGREEMENT.
Section 5.8(b) of the Agreement is hereby amended by restating the second and third provisos of such section as follows:

                  "; provided, further, however, that in no event shall Parent be required to pay aggregate annual premiums for insurance under this
         Section 5.8(b) in excess of $103,250; and provided, further, that if the Parent or the Surviving Corporation is unable to obtain the amount of insurance required by this Section 5.8(b) for such aggregate annual premium, Parent or the Surviving Corporation shall obtain as much insurance as can be obtained for an annual premium of $103,250."

                  Section 4.3 ADDITION OF SECTION 5.14. Article V of the Agreement is hereby amended by adding a new Section 5.14 to read in its entirety as follows:

                  "5.14 ACQUISITIONS BY PARENT. Except for those purchases and other acquisitions set forth in Section 5.14 of the Parent Disclosure Schedule, without the prior written consent of the Company, from and after May 15, 1997 and prior to the purchase by the Purchaser of Shares pursuant to the Offer, Parent shall not, directly or indirectly, consummate the purchase or other acquisition of, or enter into any agreement or make any commitment or undertaking to purchase or acquire, all or substantially all of the outstanding capital stock, or all or substantially all of the assets, of any public pay phone operator, whether by stock purchase, asset purchase, share exchange, merger or otherwise; PROVIDED, HOWEVER, that no provision hereof is intended to prohibit Parent or the Purchaser from (a) soliciting, evaluating and making proposals regarding such purchases and acquisitions or (b) entering into agreements for the purchase of not more than 250 pay phones in any one or more related transactions, or more than 1,250 pay phones in the aggregate."

                  Section 4.4 ADDITION OF SECTION 5.15. Article V of the Agreement is hereby amended by adding a new Section 5.15 to read in its entirety as follows:

                  "5.15 CREDIT AGREEMENT EXTENSION. Parent and the Company shall, and the Company shall use its best efforts to cause First Union National Bank of Georgia, as lender (the "Lender") under the Amended and Restated Credit Agreement dated as of August 15, 1996, as amended (the "Credit Agreement"), to negotiate an amendment, in form and substance reasonably satisfactory to Parent (the "Extension"), to the Credit Agreement for the purpose, among others, of extending the due date for the required $12 million principal payment thereunder from July 1, 1997 until no sooner than July 1, 1998. From and after May 15, 1997 through and including the date on which the Extension is executed and delivered by the Company and the Lender, the Company shall (x) provide Parent with true, correct and complete copies of all correspondence with the Lender, and (y) notify and consult with Parent and its advisors regarding the Company's meetings and other discussions with the Lender, in each case, regarding the Credit Agreement, including with respect to the Extension."

                                    ARTICLE V

              AMENDMENTS TO ARTICLES VII AND VIII OF THE AGREEMENT

                  Section 5.1 AMENDMENT TO SECTION 7.1 OF THE AGREEMENT. Clause
(i) of subsection (b) of Section 7.1 of the Agreement is hereby amended to delete the reference therein to "May 19, 1997" and to insert in lieu thereof "August 20, 1997, provided that such right to terminate shall arise on July 21, 1997 if, on or before such date, Parent has not delivered to the Company a commitment (subject only to the consummation of the Offer and other customary conditions, but not subject to due diligence) for $25 million or more of equity capital to finance the Offer and the Merger;".

                  Section 5.2 AMENDMENT TO SECTION 8.1(B) OF THE AGREEMENT. Clause (iii) of subsection (b) of Section 8.1 of the Agreement is hereby amended to be restated as follows:

                  "(iii) either the Company or Parent terminates this Agreement pursuant to Section 7.1(b)(i), there shall have been a failure of the Minimum Condition and prior thereto there shall have been publicly announced another Acquisition Proposal or an event set forth in paragraph (h) of Annex A shall have occurred,"

                  Section 5.3 AMENDMENT TO SECTION 8.1(C)(I) OF THE AGREEMENT. Clause (i) of subsection (c) of Section 8.1 of the Agreement is hereby amended to be restated as follows:

                  "(i) Section 7.1(b) and the only condition to the purchase of Shares in the Offer that has not been satisfied is the Financing Condition (except if the sole reason for Parent's failure to satisfy the Financing Condition is the failure of the Company to satisfy its obligations under Section 5.13 hereof), or"

                                   ARTICLE VI

                                  MISCELLANEOUS

                  Section 6.1  ESCROW AMENDMENT; EFFECT.

                  (a) Simultaneously with the execution and delivery of this First Amendment, the Company, Parent and the Escrow Agent are entering into a Release and Termination of the Escrow Agreement, in the form attached to this First Amendment as Exhibit A (the "Release and Termination") pursuant to which the Escrow Amount is being released to the Company. The Company shall retain $3.5 million of such funds in a separate account, and shall not spend or commit to spend such funds without the prior written consent of Parent until the earlier of the

(i) purchase of Shares in the Offer or (ii) termination of the Agreement.

                  (b)(i) The Company hereby acknowledges and agrees that the release to the Company of the Escrow Amount pursuant to the Release and Termination shall constitute liquidated damages, and the Company shall have no other right or remedy under the Agreement or the Escrow Agreement (or any agreement, document or instrument entered into in connection herewith or therewith) with respect to (A) any action of Parent or Purchaser through the date hereof or (B) the failure of the Minimum Condition or the Financing Condition, or both, and (ii) in furtherance of the foregoing, from and after the execution and delivery of this First Amendment and the Release and Termination by each of the parties hereto and thereto, the Company hereby irrevocably releases Parent and the Purchaser from any and all liabilities and obligations, including under the Agreement, arising out of or relating to the failure of the Minimum Condition or the Financing Condition, or both.

                  (c)(i) Each of Parent and Purchaser hereby acknowledges and agrees that the Escrow Amount is being released from escrow without any further recourse against the Company, and neither Parent nor Purchaser shall have any right or remedy under the Agreement or the Escrow Agreement (or any agreement, document or instrument entered into in connection herewith or therewith) with respect to the Company's obligation to facilitate the Financing Condition, or any other action, of the Company through the date hereof, and (ii) in furtherance of the foregoing, from and after the execution and delivery of this First Amendment and the Release and Termination by each of the parties hereto and thereto, each of Parent and Purchaser hereby irrevocably releases the Company from any and all liabilities and obligations, including under the Agreement, through the date hereof.

                  Section 6.2  PAYMENT.

                  (a) Simultaneously with the execution and delivery of this First Amendment, Parent is paying to the Company as additional consideration to the Company for entering into this First Amendment, the amount of $1 million (the "Payment"); provided that the Company shall utilize the Payment for the sole purpose of paying a portion of the principal amount due under the Credit Agreement.

                  (b) In the event that the Agreement is terminated for any reason and, at the time of such termination the Extension has not been executed, the Company shall pay to Parent the amount of $1 million within two business days following such termination.

                  (c) In the event the Agreement is terminated by reason of the failure of the Minimum Condition or any of the conditions set forth in paragraphs (d), (e), (f) and (g) of Annex A to the Agreement, the Company shall pay to Parent the amount of $1 million within two business days following such termination.

                  Section 6.3 AMENDMENT. All references in the Agreement (and in the other agreements, documents and instruments entered into in connection therewith) to the "Agreement" shall be deemed for all purposes to refer to the Agreement, as amended by this First Amendment.

                  Section 6.4 LIMITED EFFECT. Except as expressly modified herein, the Agreement shall continue to be, and shall remain, in full force and effect and the valid and binding obligation of the parties thereto in accordance with its terms.

                  Section 6.5 COUNTERPARTS. This First Amendment may be executed in two or more counterparts, each of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties.

                  Section 6.6 GOVERNING LAW. This First Amendment shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to the principles of conflicts of law thereof.

                  IN WITNESS WHEREOF, Parent, the Purchaser and the Company have caused this First Amendment to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                    PHONETEL TECHNOLOGIES, INC.

                                    By /S/ Peter G. Graf
                                       ----------------------------
                                       Name:  Peter G. Graf
                                       Title:  Chief Executive
                                                  Officer

                                    PHONETEL ACQUISITION CORP.

                                    By /S/ T.L. Martin
                                       -----------------------------
                                       Name:  Tammy L. Martin
                                       Title:  Secretary

                                    COMMUNICATIONS CENTRAL INC.

                                    By /S/ Rodger L. Johnson
                                       -----------------------------
                                       Name:  Rodger L. Johnson
                                       Title: President and Chief
                                               Executive Officer

                             RELEASE AND TERMINATION

                  THIS RELEASE AND TERMINATION ("Release") is made and entered into as of May 15, 1997 by and among First Union National Bank of Georgia, a national banking association (the "Escrow Agent"), Communications Central Inc., a Georgia corporation (the "Company"), and PhoneTel Technologies, Inc., an Ohio corporation ("Parent").

                  WHEREAS, the parties hereto are parties to an Escrow Agreement dated as of March 14, 1997 (the "Escrow Agreement");

                  WHEREAS, the Company and Parent desire to direct the Escrow Agent to release the Escrow Amount to the Company and to remit earnings and interest thereon to Parent; and

                  WHEREAS, the parties hereto further desire to terminate the Escrow Agreement and the Company and Parent desire to release the Escrow Agent from any further obligations or responsibilities thereunder.

                  NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto agree as follows:

                  Section 1.  DEFINED TERMS.  Capitalized terms
used but not otherwise defined herein shall have the meanings ascribed to such terms in the Escrow Agreement.

                  Section 2. DISBURSEMENT OF FUNDS. The Company and PhoneTel hereby authorize and direct the Escrow Agent (i) to release the Escrow Amount after deduction of the Escrow Agent's fee (as contemplated by Section 6 of the Escrow Agreement) to the Company and (b) to remit to Parent all earnings and interest (adjusted for any increase or decrease in the principal value of any investment or any capital gain or loss, as the case may be) on the Escrow Amount.

                  Section 3. RELEASE OF ESCROW AGENT. Effective immediately upon disbursement of funds as contemplated by Section 2 hereof, the Company and Parent hereby (i) discharge the Escrow Agent from its duties under the

Escrow Agreement and (ii) subject to such disbursement, release the Escrow Agent from any loss or claim whatsoever (including attorneys' fees) in conjunction with the performance of its duties under the Escrow Agreement. The Company and Parent acknowledge and agree that Section 7(b) of the Escrow Agreement shall survive the termination of such agreement by execution of this Release.

                  Section 4. TERMINATION. Upon the final distribution of funds contemplated by Section 2 hereof, but subject to Section 3 hereof, the Escrow Agreement shall be terminated.

                  Section 5. COUNTERPARTS. This Release may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

                  Section 6. GOVERNING LAW. This Release shall be construed in accordance with and governed by the internal laws of the State of Georgia without giving effect to the principles of conflicts of law thereof.

                  Section 7. BENEFIT. This Release shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of each of them.

                  IN WITNESS WHEREOF, the parties hereto have affixed their signatures to this Release upon the date first set forth above.

                                  FIRST UNION NATIONAL BANK
                                    OF GEORGIA

                                  By:   /s/ R. Douglas Milner
                                      -------------------------------
                                  Title:  Vice President

                                  COMMUNICATIONS CENTRAL INC.

                                  By:  /s/ Rodger L. Johnson
                                      -------------------------------
                                  Title:  President and Chief
                                           Executive Officer

                                  PHONETEL TECHNOLOGIES, INC.

                                  By:   /S/ Peter G. Graf
                                      -------------------------------
                                  Title:  Chief Executive
                                              Officer


                                        3